Exhibit 99.3

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O FIRST FOUNDATION, INC. PO BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 10:59 p.m. Central Time on [TBD], 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 10:59 p.m. Central Time on [TBD], 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D58120-S28879 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FIRST FOUNDATION INC. The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1. First Foundation Merger Proposal. To adopt and approve the Agreement and Plan of Merger and Reorganization, dated as of June 2, 2021, by and between First Foundation Inc. and TGR Financial, Inc., a copy of which was included with the joint proxy statement/prospectus, or the merger agreement, including the merger contemplated by the merger agreement and the issuance of shares of First Foundation common stock to the shareholders of TGR Financial, Inc. in connection with the merger. !!! 2. First Foundation Adjournment Proposal. To adjourn or postpone the First Foundation Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the First Foundation Merger Proposal. !!! NOTE: In their discretion, the proxies are authorized to transact such other business and to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct of the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. D58121-S28879 FIRST FOUNDATION INC. Special Meeting of Stockholders [TBD], 2021 10:00 A.M. Central Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) of First Foundation Inc. (the "Company") hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated [TBD], 2021, revoke(s) all previously granted proxies and nominate(s), constitute(s) and appoint(s) Ulrich E. Keller, Jr., Scott F. Kavanaugh and Kevin L. Thompson, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is/are entitled to vote at the Special Meeting of Stockholders, which will be held on [TBD], [TBD], 2021 at 10:00 A.M., Central Time, at 200 Crescent Court, Suite 1700, Dallas, Texas 75201, in the Crescent Club Gold Room, and at any and all adjournments and postponements thereof, as fully with the same force and effect as the undersigned might or could do if personally present at the Special Meeting, upon and in respect of the matters described and in accordance with the instructions on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE OF THIS PROXY. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" APPROVAL OF PROPOSAL 1 AND "FOR" APPROVAL OF PROPOSAL 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE ON ALL OTHER MATTERS THAT MAY BE PROPERLY PRESENTED FOR A VOTE OF THE STOCKHOLDERS AT THE SPECIAL MEETING. Continued and to be signed on reverse side